Exhibit 99.2
4 of 9
Synovus
INCOME STATEMENT DATA
(Unaudited)
(In thousands, except share data)

	Twelve Months Ended
	December 31,
	2008	2007	Change

Interest income (taxable equivalent)	$1,862,479	2,243,463	(17.0)%
Interest expense	779,687	1,089,456	(28.4)

Net interest income (taxable equivalent)	1,082,792	1,154,007	(6.2)
Tax equivalent adjustment	4,899	5,059	(3.2)

Net interest income	1,077,893	1,148,948	(6.2)
Provision for loan losses	699,883	170,208	311.2

Net interest income after provision	378,010	978,740	(61.4)

Non-interest income:
Service charges on deposit accounts	111,837	112,142	(0.3)
Fiduciary and asset management fees	48,779	50,761	(3.9)
Brokerage and investment banking revenue	33,119	31,980	3.6
Mortgage banking income	23,493	27,006	(13.0)
Bankcard fees	53,153	47,770	11.3
Net gains on sales of available for sale investment securities	45	980	(95.4)
Other fee income	37,246	39,307	(5.2)
Increase in fair value of private equity investments, net	24,995	16,497	51.5
Proceeds from sale of MasterCard shares	16,186	6,304	156.8
Proceeds from Visa IPO	38,542	—	nm
Other non-interest income	47,795	56,281	(15.1)

Total non-interest income	435,190	389,028	11.9

Non-interest expense:
Salaries and other personnel expense	458,927	455,158	0.8
Net occupancy and equipment expense	124,444	112,888	10.2
FDIC insurance and other regulatory fees	25,161	10,347	143.2
Foreclosed real estate	136,678	15,736	nm
Losses on impaired loans held for sale	9,909	—	nm
Visa litigation (recovery) expense	(17,473)	36,800	(147.5)
Goodwill impairment	479,617	—	nm
Professional fees	30,276	21,255	42.4
Restructuring charges	16,125	—	nm
Other operating expense	201,957	187,910	7.5

Total non-interest expense	1,465,621	840,094	74.5

Minority interest in consolidated subsidiaries	7,712	—	nm
Income (loss) from continuing operations before income taxes	(660,133)	527,674	(225.1)
Income tax (benefit) expense	(77,695)	184,739	(142.1)

Income (loss) from continuing operations	(582,438)	342,935	(269.8)

Income from discontinued operations, net of income taxes and minority interest (1)	—	183,370	nm

Net income (loss)	$(582,438)	526,305	(210.7)%

Dividends on preferred stock	2,057	—	nm

Net income (loss) available to common shareholders	$(584,495)	526,305	(211.1)%

Basic earnings per share
Income (loss) from continuing operations	$(1.77)	1.05	(269.2)%
Net income (loss)	(1.77)	1.61	(210.2)

Diluted earnings per share
Income (loss) from continuing operations	(1.77)	1.04	(270.7)
Net income (loss)	(1.77)	1.60	(211.2)

Cash dividends declared per share	0.46	0.82	(43.9)

Return on average assets from continuing operations	(1.71)	1.04	(275	) bp
Return on average assets	(1.71)	1.60	(331)
Return on average common equity from continuing operations	(17.19)	8.71	(2,590)
Return on average common equity	(17.19)	13.37	(3,056)

Average shares outstanding — basic	329,319	326,849	0.8%
Average shares outstanding — diluted	329,319	329,863	(0.2)

bp	- change is measured as difference in basis points.

nm	- not meaningful

(1)	On December 31, 2007, Synovus Financial Corp. completed the spin-off of its shares of Total System Services, Inc. (“TSYS”) common stock to Synovus shareholders. In accordance with the provisions of Statement of Financial Accounting Standards (SFAS) No. 144, “Accounting for the Impairment or Disposal of Long-Lived Assets,” and SFAS No. 146, “Accounting for Costs Associated with Exit or Disposal Activities,” the historical consolidated results of operations of TSYS, as well as all costs recorded by Synovus Financial Corp. associated with the spin-off of TSYS, are now presented as a discontinued operation. Additionally, discontinued operations for the twelve months ended December 31, 2007 includes a $4.2 million after-tax gain related to the transfer of Synovus’ proprietary mutual funds to a non-affiliated third party.

5 of 9

Synovus
INCOME STATEMENT DATA
(Unaudited)
(In thousands, except per share data)

	2008				2007	4th Quarter
	Fourth	Third	Second	First	Fourth	‘08 vs. ‘07
	Quarter	Quarter	Quarter	Quarter	Quarter	Change

Interest income (taxable equivalent)	$441,749	456,400	459,274	505,057	554,989	(20.4)%
Interest expense	182,312	187,425	184,719	225,232	267,102	(31.7)

Net interest income (taxable equivalent)	259,437	268,975	274,555	279,825	287,887	(9.9)
Tax equivalent adjustment	1,412	1,177	1,134	1,176	1,202	17.5

Net interest income	258,025	267,798	273,421	278,649	286,685	(10.0)
Provision for loan losses	363,867	151,351	93,616	91,049	70,642	415.1

Net interest income after provision	(105,842)	116,447	179,805	187,600	216,043	(149.0)

Non-interest income:
Service charges on deposit accounts	29,244	28,132	26,070	28,391	28,985	0.9
Fiduciary and asset management fees	11,168	12,095	12,898	12,621	13,110	(14.8)
Brokerage and investment banking revenue	7,528	7,898	9,206	8,487	8,598	(12.4)
Mortgage banking income	5,170	4,476	5,686	8,161	6,130	(15.7)
Bankcard fees	13,365	13,371	14,198	12,218	12,400	7.8
Net gains on sales of available for sale investment securities	45	—	—	—	90	(50.0)
Other fee income	7,207	8,773	10,081	11,185	9,559	(24.6)
Increase in fair value of private equity investments, net	6,996	13,052	—	4,946	1,150	nm
Proceeds from sale of MasterCard shares	—	—	16,186	—	3,384	nm
Proceeds from Visa IPO	—	—	—	38,542	—	nm
Other non-interest income	7,838	11,158	13,373	15,424	15,592	(49.7)

Total non-interest income	88,561	98,955	107,698	139,975	98,998	(10.5)

Non-interest expense:
Salaries and other personnel expense	112,586	114,535	109,676	122,130	109,468	2.8
Net occupancy and equipment expense	31,255	31,852	31,126	30,211	29,976	4.3
FDIC insurance and other regulatory fees	6,950	5,960	6,172	6,079	3,108	123.6
Foreclosed real estate	71,915	43,205	13,677	7,881	12,924	456.4
Losses on impaired loans held for sale	(35)	—	9,944	—	—	nm
Visa litigation (recovery) expense	(6,390)	6,347	—	(17,430)	24,800	(125.8)
Goodwill impairment	442,730	9,887	27,000	—	—	nm
Professional fees	9,973	6,909	8,454	4,940	6,307	58.1
Restructuring charges	2,826	9,048	4,251	—	—	nm
Other operating expense	51,389	47,341	55,664	47,563	48,626	5.7

Total non-interest expense	723,199	275,084	265,964	201,374	235,209	207.5

Minority interest in consolidated subsidiaries	1,365	4,650	138	1,559	—	nm
Income (loss) from continuing operations before income taxes	(741,845)	(64,332)	21,401	124,642	79,832	nm
Income tax (benefit) expense	(106,435)	(24,211)	9,302	43,648	26,690	(498.8)

Income (loss) from continuing operations	(635,410)	(40,121)	12,099	80,994	53,142	nm

Income from discontinued operations, net of income taxes and minority interest (1)	—	—	—	—	28,717	nm

Net income (loss)	(635,410)	(40,121)	12,099	80,994	81,859	nm

Dividends on preferred stock	2,057	—	—	—	—	nm

Net income (loss) available to common shareholders	$(637,467)	(40,121)	12,099	80,994	81,859	nm

Basic earnings per share
Income (loss) from continuing operations	$(1.93)	(0.12)	0.04	0.25	0.16	nm
Net income (loss)	(1.93)	(0.12)	0.04	0.25	0.25	nm

Diluted earnings per share
Income (loss) from continuing operations	(1.93)	(0.12)	0.04	0.24	0.16	nm
Net income (loss)	(1.93)	(0.12)	0.04	0.24	0.25	nm

Cash dividends declared per share	0.06	0.06	0.17	0.17	0.21	(70.7)

Return on average assets from continuing operations*	(7.17)%	(0.47)%	0.14%	0.99%	0.65	nm	bp
Return on average assets *	(7.17)	(0.47)	0.14	0.99	0.96	nm
Return on average common equity from continuing operations*	(76.55)	(4.74)	1.40	9.43	5.17	nm
Return on average common equity *	(76.55)	(4.74)	1.40	9.43	7.97	nm

Average shares outstanding — basic	329,691	329,438	329,173	328,970	328,052	0.5%
Average shares outstanding — diluted	329,691	329,438	331,418	331,719	329,453	0.1

bp	- change is measured as difference in basis points.

nm	- not meaningful

*	- ratios are annualized

(1)	On December 31, 2007, Synovus Financial Corp. completed the spin-off of its shares of Total System Services, Inc. (“TSYS”) common stock to Synovus shareholders. In accordance with the provisions of Statement of Financial Accounting Standards (SFAS) No. 144, “Accounting for the Impairment or Disposal of Long-Lived Assets,” and SFAS No. 146, “Accounting for Costs Associated with Exit or Disposal Activities,” the historical consolidated results of operations of TSYS,as well as all costs recorded by Synovus Financial Corp. associated with the spin-off of TSYS, are now presented as a discontinued operation.

6 of 9

Synovus
BALANCE SHEET DATA
(Unaudited)
In thousands, except share data)

	December 31, 2008	September 30, 2008	December 31, 2007

ASSETS
Cash and due from banks	$524,327	497,419	682,583
Due from Federal Reserve Bank	1,206,168	—	—
Interest earning deposits with banks	10,805	2,845	10,950
Federal funds sold and securities purchased under resale agreements	388,197	269,600	76,086
Trading account assets	24,513	101,889	17,803
Mortgage loans held for sale	133,637	105,068	153,437
Impaired loans held for sale	3,527	13,554	—
Investment securities available for sale	3,892,148	3,831,126	3,666,974

Loans, net of unearned income	27,920,177	27,647,983	26,498,585
Allowance for loan losses	(598,301)	(463,836)	(367,613)

Loans, net	27,321,876	27,184,147	26,130,972

Premises and equipment, net	605,019	595,646	547,437
Goodwill	39,521	482,251	519,138
Other intangible assets, net	21,266	23,579	28,007
Other assets	1,512,156	1,232,017	1,185,065

Total assets	$35,683,160	34,339,141	33,018,452

LIABILITIES AND SHAREHOLDERS’ EQUITY
Liabilities:
Deposits:
Non-interest bearing retail and commercial deposits	$3,563,619	3,479,314	3,472,423
Interest bearing retail and commercial deposits	18,715,482	18,194,976	17,734,851

Total retail and commercial deposits	22,279,101	21,674,290	21,207,274
Brokered deposits	6,338,078	6,174,573	3,752,542

Total deposits	28,617,179	27,848,863	24,959,816

Federal funds purchased and other short-term liabilities	725,869	674,501	2,319,412
Long-term debt	2,088,301	2,120,546	1,890,235
Other liabilities	422,521	286,348	407,399

Total liabilities	31,853,870	30,930,258	29,576,862

Minority interest in consolidated subsidiaries	32,349	30,606	—

Shareholders’ equity:
Cumulative perpetual preferred stock, no par value (1)	919,635	—	—
Common stock, par value $1.00 a share (2)	336,011	335,972	335,529
Additional paid-in capital	1,117,340	1,114,130	1,101,209
Capital surplus common stock warrants	48,545	—	—
Treasury stock (3)	(114,117)	(114,117)	(113,944)
Accumulated other comprehensive income	140,784	36,253	31,439
Retained earnings	1,348,743	2,006,039	2,087,357

Total shareholders’ equity	3,796,941	3,378,277	3,441,590

Total liabilities and shareholders’ equity	$35,683,160	34,339,141	33,018,452

(1)	Preferred shares outstanding: 967,870 at December 31, 2008.

(2)	Common shares outstanding: 330,334,111; 330,294,672; and 329,867,944 at December 31, 2008, September 30, 2008, and December 30, 2007, respectively.

(3)	Treasury shares: 5,676,830 at December 31, 2008 and September 30, 2008; and 5,661,538 at December 31, 2007.

7 of 9
Synovus
AVERAGE BALANCES AND YIELDS/RATES *
(Unaudited)
(Dollars in thousands)

	2008				2007	Twelve months ended
	Fourth	Third	Second	First	Fourth	December 31,
	Quarter	Quarter	Quarter	Quarter	Quarter	2008	2007

Interest Earning Assets
Taxable Investment Securities	$3,671,637	3,670,315	3,556,381	3,485,370	3,496,843	$3,596,336	3,429,175
Yield	4.78%	4.91	5.00	5.01	4.90	4.91%	4.83
Tax-Exempt Investment Securities	$122,332	128,241	137,606	154,408	164,587	$135,590	174,431
Yield (taxable equivalent)	6.79%	6.74	7.34	7.00	6.82	6.98%	6.77
Trading Account Assets	$29,727	30,584	26,531	36,652	29,698	$30,870	52,274
Yield	5.10%	6.77	5.88	6.96	7.05	6.13%	6.45
Commercial Loans	$23,870,384	23,302,028	23,183,128	22,763,954	22,157,460	$23,280,572	21,742,770
Yield	5.46%	5.78	5.96	6.79	7.69	5.98%	8.06
Consumer Loans	$4,347,332	4,267,477	4,115,130	4,026,942	3,969,824	$4,189,865	3,779,553
Yield	5.88%	6.19	6.29	6.97	7.52	6.35%	7.69
Allowance for Loan Losses	$(473,875)	(422,331)	(397,392)	(381,695)	(357,283)	$(418,983)	(335,033)

Loans, Net	$27,743,841	27,147,174	26,900,866	26,409,201	25,770,001	$27,051,454	25,187,290
Yield	5.63%	5.95	6.12	6.94	7.79	6.15%	8.13
Mortgage Loans Held for Sale	$98,362	108,873	157,049	121,806	108,044	$121,425	152,007
Yield	5.96%	6.91	5.86	5.57	6.12	6.05%	6.36
Federal Funds Sold, Balances with Federal Reserve and Other Short-Term Investments	$642,396	211,323	201,081	128,381	110,745	$296,511	118,488
Yield	0.60%	1.88	1.83	3.41	4.63	1.31%	5.28

Total Interest Earning Assets	$32,308,295	31,296,510	30,979,514	30,335,818	29,679,918	$31,232,186	29,113,665
Yield	5.44%	5.81	5.96	6.69	7.42	5.96%	7.71

Interest Bearing Liabilities
Interest Bearing Demand Deposits	$3,201,355	3,076,447	3,154,884	3,200,650	3,200,408	$3,158,228	3,125,802
Rate	0.80%	1.07	1.10	1.56	1.99	1.13%	2.20
Money Market Accounts	$6,129,751	6,771,080	6,826,724	7,017,644	7,502,063	$6,684,813	7,281,620
Rate	1.80%	2.19	2.15	2.98	3.92	2.30%	4.30
Savings Deposits	$442,623	457,526	461,970	448,581	454,204	$452,661	483,368
Rate	0.22%	0.25	0.25	0.28	0.35	0.25%	0.52
Time Deposits Under $100,000	$3,264,401	3,055,465	2,814,714	2,777,764	2,790,869	$2,979,080	2,940,920
Rate	3.64%	3.69	3.97	4.44	4.69	3.92%	4.78
Time Deposits Over $100,000 (less brokered time deposits)	$5,386,772	4,731,468	4,316,454	4,171,716	4,006,350	$4,653,829	4,063,428
Rate	3.63%	3.79	4.09	4.69	4.98	4.01%	5.11

Total Interest Bearing Core Deposits	$18,424,902	18,091,986	17,574,746	17,616,355	17,953,894	$17,928,611	17,895,138
Rate	2.45%	2.62	2.68	3.29	3.84	2.76%	4.10
Brokered Money Market Accounts	$1,982,179	1,271,113	1,082,805	854,385	467,346	$1,299,418	432,740
Rate	1.27%	2.27	2.54	3.50	4.89	2.14%	5.27
Brokered Time Deposits	$4,549,164	3,968,783	3,495,947	3,300,677	2,941,592	$3,830,994	3,084,006
Rate	3.70%	3.61	3.64	4.35	4.98	3.80%	5.08

Total Interest Bearing Deposits	$24,956,245	23,331,882	22,153,498	21,771,417	21,362,832	23,059,023	21,411,884
Rate	2.58%	2.77	2.82	3.46	4.02	$2.77%	4.15
Federal Funds Purchased and Other Short-Term Liabilities	$876,330	1,459,097	2,302,986	2,253,640	2,472,339	$1,719,979	1,957,990
Rate	0.90%	1.94	2.03	3.18	4.37	2.21%	4.67
Long-Term Debt	$2,106,785	2,119,321	2,048,213	1,930,412	1,819,198	$2,051,521	1,619,536
Rate	3.44%	3.32	3.44	4.21	5.08	3.53%	5.10

Total Interest Bearing Liabilities	$27,939,360	26,910,300	26,504,697	25,955,469	25,654,369	$26,830,523	24,989,410
Rate	2.59%	2.77	2.80	3.48	4.12	2.90%	4.35

Non-Interest Bearing Demand Deposits	$3,508,753	3,463,563	3,448,794	3,338,106	3,422,684	$3,440,047	3,409,506

Net Interest Margin	3.20%	3.42	3.57	3.71	3.86	3.47%	3.97

*	Yields and rates are annualized.

(1)	On December 31, 2007, Synovus Financial Corp. completed the spin-off of its shares of Total System Services, Inc. (“TSYS”) common stock to Synovus shareholders. In accordance with the provisions of Statement of Financial Accounting Standards No. 144, “Accounting for the Impairment or Disposal of Long-Lived Assets,” the historical consolidated results of operations, assets, and liabilities of TSYS are now presented as a discontinued operation. Accordingly, the above earning assets, liabilities, yields, and cost of funds exclude the amounts related to TSYS due to the de-consolidation of TSYS.

8 of 9

Synovus
LOANS OUTSTANDING AND NONPERFORMING LOANS COMPOSITION
(Unaudited)
(Dollars in thousands)

	December 31, 2008
		Loans as a %	Total	Nonperforming Loans
		of Total Loans	Nonperforming	as a % of Total
Loan Type	Total Loans	Outstanding	Loans	Nonperforming Loans
Multi-Family	$570,131	2.0%	$3,675	0.4%
Hotels	984,205	3.5	9,522	1.0
Office Buildings	1,003,407	3.6	7,424	0.8
Shopping Centers	1,066,848	3.8	3,831	0.4
Commercial Development	875,747	3.1	24,876	2.7
Other Investment Property	961,570	3.4	9,567	1.0

Total Investment Properties	5,461,908	19.4	58,895	6.3

1-4 Family Construction	1,615,378	5.8	257,634	28.0
1-4 Family Perm / Mini-Perm	1,416,838	5.1	51,441	5.6
Residential Development	2,124,059	7.6	231,380	25.1

Total 1-4 Family Properties	5,156,275	18.5	540,455	58.7

Land Acquisition	1,559,183	5.6	104,824	11.4

Total Commercial Real Estate	12,177,366	43.5	704,174	76.4

Commercial , Financial, and Agricultural	6,874,904	24.6	105,400	11.4
Owner-Occupied	4,521,414	16.2	74,636	8.1

Total Commercial & Industrial	11,396,318	40.8	180,036	19.5

Home Equity	1,724,062	6.2	8,151	0.9
Consumer Mortgages	1,761,756	6.3	26,558	2.9
Credit Card	295,055	1.1	—	—
Other Retail Loans	603,003	2.2	2,789	0.3

Total Retail	4,383,876	15.8	37,498	4.1
Unearned Income	(37,383)	(0.1)	—	—

Total	$27,920,177	100.0%	$921,708	100.0%

LOANS OUTSTANDING BY TYPE COMPARISON
(Unaudited)
(Dollars in thousands)

	Total Loans		4Q08 vs. 3Q08		4Q08 vs. 4Q07
Loan Type	December 31, 2008	September 30, 2008	% change (1)	December 31, 2007	% change
Multi-Family	$570,131	555,207	10.7%	$452,163	26.1%
Hotels	984,205	830,981	73.4	614,979	60.0
Office Buildings	1,003,407	960,319	17.8	953,093	5.3
Shopping Centers	1,066,848	1,005,094	24.4	834,025	27.9
Commercial Development	875,747	912,073	(15.8)	961,271	(8.9)
Other Investment Property	961,570	948,253	5.6	714,296	34.6

Total Investment Properties	5,461,908	5,211,927	19.1	4,529,827	20.6

1-4 Family Construction	1,615,378	1,772,559	(35.3)	2,238,925	(27.9)
1-4 Family Perm / Mini-Perm	1,416,838	1,367,807	14.3	1,273,843	11.2
Residential Development	2,124,059	2,222,496	(17.6)	2,311,459	(8.1)

Total 1-4 Family Properties	5,156,275	5,362,862	(15.3)	5,824,227	(11.5)

Land Acquisition	1,559,183	1,560,734	(0.4)	1,545,933	0.9

Total Commercial Real Estate	12,177,366	12,135,523	1.4	11,899,987	2.3

Commercial , Financial, and Agricultural	6,874,904	6,841,197	2.0	6,420,689	7.1
Owner-Occupied	4,521,414	4,388,945	12.0	4,226,707	7.0

Total Commercial & Industrial	11,396,318	11,230,142	5.9	10,647,396	7.0

Home Equity	1,724,062	1,681,475	10.1	1,543,701	11.7
Consumer Mortgages	1,761,756	1,759,518	0.5	1,667,924	5.6
Credit Card	295,055	291,162	5.3	291,149	1.3
Other Retail Loans	603,003	592,067	7.3	494,591	21.9

Total Retail	4,383,876	4,324,222	5.5	3,997,365	9.7
Unearned Income	(37,383)	(41,904)	(42.9)	(46,163)	(19.0)

Total	$27,920,177	27,647,983	3.9%	$26,498,585	5.4%

(1)	Percentage change is annualized.

9 of 9

Synovus
CREDIT QUALITY DATA
(Unaudited)
(Dollars in thousands)

	2008				2007	4th Quarter
	Fourth	Third	Second	First	Fourth	‘08 vs. ‘07
	Quarter	Quarter	Quarter	Quarter	Quarter	Change
Nonperforming Loans (1)	$921,708	769,950	626,571	515,302	342,082	169.4%
Impaired Loans Held for Sale (2)	3,527	13,554	6,365	42,270	—	NM
Other Real Estate	246,121	215,082	197,328	121,753	101,487	142.5
Nonperforming Assets	1,171,356	998,586	830,264	679,325	443,569	164.1

Allowance for Loan Losses	598,301	463,836	417,813	394,848	367,613	62.8

Net Charge-Offs — Quarter	229,402	105,328	70,652	63,813	59,916	282.9
Net Charge-Offs — YTD	469,195	239,793	134,465	63,813	117,055	300.8
Net Charge-Offs / Average Loans — Quarter (3)	3.25%	1.53	1.04	0.95	0.91
Net Charge-Offs / Average Loans — YTD (3)	1.71	1.18	0.99	0.95	0.46

Nonperforming Loans / Loans	3.30	2.78	2.28	1.90	1.29
Nonperforming Assets / Loans, Impaired Loans Held for Sale & ORE	4.16	3.58	3.00	2.49	1.67
Allowance / Loans	2.14	1.68	1.52	1.46	1.39

Allowance / Nonperforming Loans	64.91	60.24	66.68	76.62	107.46
Allowance / Nonperforming Loans (excluding impaired loans for which there is no related allowance for loan losses (4))	197.1	202.29	206.82	220.89	337.49

Past Due Loans over 90 days and Still Accruing	38,794	49,868	39,614	43,009	33,663	15.2%
As a Percentage of Loans Outstanding	0.14	0.18	0.14	0.16	0.13

Total Past Dues Loans and Still Accruing	362,538	403,180	365,046	377,999	270,496	34.0
As a Percentage of Loans Outstanding	1.30	1.46	1.33	1.39	1.02

(1)	Includes $618.2 million, $540.7 million, $424.5 million, $336.5 million, and $233.2 million at December 31, 2008, September 30, 2008, June 30, 2008, March 31, 2008, and December 31, 2007, respectively, of loans considered to be impaired (consisting of collateral dependent loans) for which there is no related allowance for loan losses determined in accordance with SFAS No. 114, “Accounting by Creditors for Impairment of a Loan.” The allowance on these loans is zero because the estimated losses on collateral dependent impaired loans have been charged-off, at the time these loans were considered to be impaired.

(2)	Represent impaired loans that are intended to be sold. Held for sale loans are carried at the lower of cost or fair value.

(3)	Ratio is annualized.

(4)	Impaired loans for which there is no related allowance for loan losses as described in note (1).
SELECTED CAPITAL INFORMATION (1)
(Unaudited)
(Dollars in thousands)

	December 31, 2008	September 30, 2008	December 31, 2007
Tier 1 Capital	$3,601,099	2,842,587	2,870,558
Total Risk-Based Capital	4,672,571	3,936,665	3,988,171
Tier 1 Capital Ratio	11.22%	8.81	9.11
Total Risk-Based Capital Ratio	14.55	12.20	12.66
Leverage Ratio	10.27	8.49	8.65
Common Equity as a Percentage of Total Assets	8.06	9.84	10.42
Tangible Common Equity as a Percentage of Tangible Assets (2)	7.91	8.49	8.91
Book Value Per Common Share	8.71	10.23	10.43
Tangible Book Value Per Common Share (2)	8.53	8.70	8.78

(1)	Current quarter regulatory capital information is preliminary.

(2)	Excludes the carrying value of goodwill and other intangible assets from shareholders’ equity and total assets.